UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                  CURENT REPORT

     Pursuant  to  Section  13  OR  15(d) of the Securities Exchange Act of 1934

                                  June 18, 2002
                Date of Report (Date of earliest reported event)

                          Sentry Technology Corporation
             (Exact name of registrant as specified in its chapter)

     Delaware                   1-12727                 96-11-3349733
(State  or  other             (Commission              (IRS  Employer
 jurisdiction  of              File  Number)            Identification
  incorporation)                                           number)

 350  Wireless  Boulevard,  Hauppauge,  New  York            11788
(Address  of  principal  executive  offices)              (Zip  Code)

                                  631-232-2100
               Registrant's telephone number, including area code


                                      None
         (Former name or former address, if changed since last report )



             INFORMATION  TO  BE  INCLUDED  IN  THE  REPORT


Item  5.  Other  Events.

      During  a  telephonic Board of Directors meeting on June 18, 2002, William
A.  Perlmuth  resigned  from  the  Board,  and  his  resignation  was  accepted.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Sentry  Technology  Corporation

Date:  6/25/02                        /s/  Peter  J.  Mundy
                                     ---------------------------------
                                      Peter  J.  Mundy,  VP  and  CFO